UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 4, 2013

SOLARCITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 4, 2013, SolarCity Corporation (the “Company”) issued a press release announcing that its wholly-owned subsidiary, SolarCity LMC Series I, LLC, intends, subject to market and other conditions, to offer in a private placement $54,425,000 aggregate principal amount of Solar Asset Backed Notes, Series 2013-1 with a scheduled maturity date of December 2026. The offering will be made only to persons who are both (i) qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended, and (ii) qualified purchasers as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, for purposes of Section 3(c)(7) of such Act.

A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 4, 2013, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARCITY CORPORATION

By:	/s/ Lyndon R. Rive
Lyndon R. Rive Chief Executive Officer

Date: November 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 4, 2013, issued by the Company.